SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 5, 2001
                                -----------------
                Date of report (Date of earliest event reported)

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   CONNECTICUT
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                    811-0969                       06-0759497
                    --------                       ----------
           (Commission File Number) (IRS Employer Identification No.)

                    1000 BRIDGEPORT AVENUE, SHELTON, CT   06484
                    -----------------------------------   -----
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 944-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
(Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)



INFORMATION  INCLUDED  IN  THIS  REPORT
---------------------------------------

Items  1  through  3,  4,  6,  8  and  9  Not  Applicable.

Item 5.  Other  Events

     Reference is made to the press release issued to the public by the registrant on December 5, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.


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Item 7.    Financial Statements,  Pro  Forma Financial Information and Exhibits.


          (c)  Exhibits

               NUMBER     EXHIBIT
               ------     -------

                99.1      Text of press release dated December 5, 2001.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 5, 2001               The First Connecticut Capital Corporation


                                      /S/  Lawrence  R.  Yurdin
                                      -----------------------------
                                      By:  Lawrence  R.  Yurdin
                                      Its: President


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